                                                              EXHIBIT 10(iii).1

                                FIRST AMENDMENT
                                     TO THE
                         SAFEWAY INC. OUTSIDE DIRECTOR
                              EQUITY PURCHASE PLAN


         This First Amendment, adopted as of July 5, 1994 (this "First Amendment"), to the Safeway Inc. Outside Director Equity Purchase Plan adopted on December 14, 1990 (the "Plan"), is adopted by Safeway Inc., a Delaware corporation (the "Company"). Capitalized terms used herein without definition shall have the meanings set forth in the Plan.

         1. Section 3.2 of the Plan shall be amended to read in its entirety as follows:

SECTION 3.2 - GRANTING OF OPTIONS

         (a) Each Outside Director shall be granted, on the later to occur of (i) the adoption of this Plan by the Board, or (ii) such Outside Director's appointment to the Board, an Option to purchase the number of shares of the Company's Common Stock set forth on the attached Schedule I; provided, however, that no such Option shall be granted unless and until the Outside Director purchases the number of shares of Purchase Stock set forth on Schedule I in accordance with Articles VI and VII.

         (b) Each Outside Director shall be granted, on the later to occur of (i) the adoption of this First Amendment by the Board, or (ii) the date such Outside Director completes three (3) continuous years of service as a member of the Board, an Option to purchase 25,000 shares.

         2. Section 4.1 of the Plan shall be amended to read in its entirety as follows:

SECTION 4.1 - OPTION AND PURCHASE AGREEMENTS

         (a) As soon as possible after an Outside Director becomes entitled to the grant of an Option under Section 3.2(a) above, the Secretary shall issue such Option and shall cause to be executed a Stock Option and Purchase Agreement in the form attached hereto as Exhibit A-1 for the number of Options calculated pursuant to Schedule I which shall be executed by the Outside Director and an authorized Officer of the Company.

         (b) As soon as possible after an Outside Director becomes entitled to the grant of an Option under Section 3.2(b) above, the Secretary shall issue such Option and shall cause to be executed a Stock Option Agreement in the form attached hereto as Exhibit A-2 which shall be executed by the Outside Director and an authorized Officer of the Company.

         3.  Section 4.2 shall be amended to read in its entirety as follows:

SECTION 4.2 - PURCHASE PRICE OF SHARES SUBJECT TO OPTIONS

         (a) The Purchase Price of the shares subject to each Option granted pursuant to Section 3.2(a) above shall be (i) with respect to grants to Outside Directors who are eligible to be granted Options as of the date of the adoption of this Plan by the Board, $9.60 per share, and (ii) with respect to all other grants, 80% of the Fair Market Value on the date of grant.

         (b) The Purchase Price of the shares subject to each Option granted pursuant to Section 3.2(b) above shall be the Fair Market Value on the date of grant.

         4. The first sentence of Section 9.3 shall be amended to read in its entirety as follows:

         The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee; provided, however, that the Plan may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

         5.  Section 9.5 shall be amended to read in its entirety as follows:

SECTION 9.5 - APPROVAL OF PLAN BY STOCKHOLDERS

         The original Plan was approved by the Company's stockholders in 1991. The First Amendment to the Plan shall be submitted for approval by the Company's stockholders within 12 months after the date of the Board's adoption of the First Amendment to the Plan. Options may be granted under the Plan, as amended by the First Amendment, prior to such stockholder approval; provided, however, that if stockholder approval of the First Amendment has not been obtained at the end of such 12-month period, all such Options which were not otherwise permitted to be granted under the Plan prior to adoption of the First Amendment shall thereupon be cancelled and become null and void.

                                   *  *  *  *

         I hereby certify that the foregoing First Amendment to the Plan was duly adopted by the Board of Directors of Safeway Inc. as of July 5, 1994.

         Executed on this ___ day of ________, 1994.



                                          _______________________________
                                            Secretary

                                   *  *  *  *

         I hereby certify that the foregoing First Amendment to the Plan was duly approved by the stockholders of Safeway Inc. on _______________, 1995.

         Executed on this ___ day of ________, 1995.



                                          _______________________________
                                            Secretary





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

                                                                     EXHIBIT A-1


                                  SAFEWAY INC.
                                OUTSIDE DIRECTOR
                              EQUITY PURCHASE PLAN

                      STOCK OPTION AND PURCHASE AGREEMENT


         THIS AGREEMENT, dated_____________________, 19_____, is made by and between SAFEWAY INC., a Delaware corporation (the "Company"), and_____________, an Outside Director of the Company.

         WHEREAS, the Company wishes to afford the Outside Director the opportunity to purchase shares of Common Stock; and

         WHEREAS, the Company wishes to carry out the Safeway Inc. Outside Director Equity Purchase Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement) pursuant to which each Outside Director is entitled to a grant of stock options and to purchase shares of Common Stock of the Company.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                           PURCHASE OF PURCHASE STOCK

Section 1.1 - Sale of Purchase Stock

         In consideration of the Outside Director's agreement to remain as a director of the Company and in exchange for the consideration and other payments described in Sections 1.2 and 1.3 below, concurrently with the execution of this Agreement the Company shall irrevocably issue to the Outside Director____________shares of its Common Stock (the "Purchase Stock") upon the terms and conditions set forth in this Agreement.

Section 1.2 - Consideration to the Company

         As consideration for the issuance of the Purchase Stock by the Company, concurrently with the execution of this Agreement the Outside Director shall deliver to the Company cash or a check in the amount of $100 and execute and deliver a full recourse promissory note in the form attached hereto as Exhibit A in the original principal amount or $99,900 and in addition shall execute in favor of the Company a Stock Pledge Agreement in form attached hereto as Exhibit B.

Section 1.3 - Income Tax Withholding

         As a condition to the receipt of the Purchase Stock, the Outside Director shall concurrently deliver to the Company full payment (in cash or by check) of the amounts that must be withheld by the Company, as determined by the Committee in its sole discretion, for federal, state and/or local tax purposes.

                                   ARTICLE II

                                GRANT OF OPTION

Section 2.1 - Grant of Option

         Pursuant to the terms of the Plan but subject to the Outside Director purchasing the Purchase Stock on the date hereof, the Company irrevocably grants to the Outside Director the option to purchase any part or all of an aggregate of___________________shares of its Common Stock upon the terms and conditions set forth in this Agreement and the Plan.

Section 2.2 - Purchase Price

         The purchase price of the Common Stock covered by the Option shall be $______________per share without commission or other charge.

                                  ARTICLE III

                       PERIOD OF EXERCISABILlTY OF OPTION

Section 3.1 - Commencement of Exercisability

                 (a) The Option shall become exercisable in three (3) cumulative installments as follows:

                          (i) The first installment shall consist of one-third
                 of the shares covered by the Option and shall become exercisable on the first anniversary of the date hereof.

                          (ii) The second installment shall consist of
                 one-third of the shares covered by the Option and shall become exercisable on the second anniversary of the date hereof.

                          (iii) The third installment shall consist of
                 one-third of the shares covered by the Option and shall become exercisable on the third anniversary of the date hereof.

                 (b) No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

Section 3.2 - Duration of Exercisability

         The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3 - Expiration of Option

         This Option may not be exercised to any extent by anyone after the first to occur of the following events:

                 (a) The expiration of fifteen years from the date hereof; or

                 (b) The expiration of three months from the time of the Outside Director's Termination of Directorship unless such Termination of Directorship results from his death or his disability; or

                 (c) The expiration of one year from the date of the Outside Director's Termination of Directorship by reason of his death or his disability; or

                 (d) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Committee waives this provision in connection with such transaction. At least ten days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Committee shall give the Outside Director notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.3; or

                 (e) Without the prior written consent of the Committee which may be withheld for any reason or no reason in the Committee's sole and absolute discretion, the sale of any or all of the Outside Director's Purchase Stock.

                                   ARTICLE IV

                              EXERCISE OF OPTIONS

Section 4.1 - Person Eligible to Exercise

         During the lifetime of the Outside Director, only he may exercise an Option granted to him, or any portion thereof. After the death of the Outside Director, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 3.3, be exercised by his personal representative or by any person empowered to do so under the deceased Outside Director's will or under the then applicable laws or descent and distribution.

Section 4.2 - Partial Exercise

         At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under
Section 3.3, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 4.3 - Manner Of Exercise

         An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 3.3:

                 (a) Notice in writing signed by the Outside Director or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

                 (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

                          (ii) Subject to the Committee's consent, full payment
                 by delivery to the Company of shares of Common Stock owned by the Outside Director duly endorsed for transfer to the Company by the Outside Director or other person then entitled to exercise such Option or portion with a Fair Market Value equal to the Option price of shares with respect to which such Option or portion is thereby exercised; or

                          (iii) Any combination of the considerations provided
                 for in the foregoing subsections (i) and (ii); and

                 (c) On or prior to the date the same is required to be withheld:

                          (i) Full payment (in cash or by check) of any amount
                 that must be withheld by the Company for federal, state and/or local tax purposes; or

                          (ii) Subject to the Committee's consent, full payment
                 by delivery to the Company of shares of Common Stock owned by the Outside Director duly endorsed for transfer to the Company by the Outside Director or other person then entitled to exercise such Option or portion, with an aggregate Fair Market Value equal to the amount that must be witheld by the Company for federal, state and/or local tax purposes; or

                          (iii) Subject to the Committee's consent, full
                 payment by retention by the Company of shares of Common Stock to be issued pursuant to such Option exercise with an aggregate Fair Market Value equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

                          (iv) Any combination of payments provided for in the
                 foregoing subsections (i), (ii) or (iii);

                          Provided that if and to the extent required by Rule
                 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended ("Rule 16b-3n"), an election to make full payment by the means described in Sections 4.3(c)(ii) or 4.3(c)(iii) shall be made more than six months after grant of the Option and either (x) made and the Option exercised only during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (y) irrevocably made more than six months prior to the date the amount of tax to be withheld is determined in the case of Sections 4.3(c)(ii) and 4.3(c)(iii); and

                 (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                 (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Outside Director, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 4.4 - Rights as Shareholders

         The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

                                   ARTICLE V

                                OTHER PROVISIONS

Section 5.1 - Administration

         The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Outside Director, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Agreement. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

Section 5.2 - Agreement Subject to Terms of Plan

         This Agreement and the rights of the Outside Director hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. Any inconsistency between this Agreement and the Plan shall be resolved in favor of the Plan.

Section 5.3 - Option Not Transferable

         Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Outside Director or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.3 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.4 - Notices

         Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Outside Director shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this
Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Outside Director shall, if the Outside Director is then deceased, be given to the Outside Director's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid), in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.5 - Titles

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6 - Construction

         This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware.

Section 5.7 - Stockholder Approval

         The Plan will be submitted for the approval of the Company's stockholders within 12 months after the date or the Board's initial adoption. No portion of this Option shall become exercisable prior to the time when the Plan is approved by the stockholders, and if such approval has not been obtained at the end of such 12-month period, this Option shall thereupon be canceled and become null and void.

Section 5.8 - Definitions

         Capitalized terms not otherwise defined in this Agreement shall have the meaning specified in the Safeway Inc. Outside Director Equity Purchase Plan.

Section 5.9 - No Right to Continued Membership On the Board

         Nothing in this Agreement or in the Plan shall confer upon the Outside Director any right to continue in his capacity as a member of the Board of Directors of the Company or shall interfere with or restrict in any way the rights of the Company or its stockholders, which are hereby expressly reserved, to remove the Outside Director at any time for any reason whatsoever, with or without cause.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date set forth above.


                                          SAFEWAY INC.

                                          By:___________________________________

ATTEST:

__________________________________

                                          ______________________________________
                                                       Outside Director





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

                                                                     EXHIBIT A-2


                                  SAFEWAY INC.

                                OUTSIDE DIRECTOR

                              EQUITY PURCHASE PLAN

                             STOCK OPTION AGREEMENT


         THIS AGREEMENT, dated _______________, 19___, is made by and between SAFEWAY INC., a Delaware corporation (the "Company"), and ____________________, an Outside Director of the Company.

         WHEREAS, the Company wishes to afford the Outside Director the opportunity to purchase shares of Common Stock; and

         WHEREAS, the Company wishes to carry out the Safeway Inc. Outside Director Equity Purchase Plan, as amended by the First Amendment thereto (the terms of which are hereby incorporated by reference and made a part of this Agreement), pursuant to which each Outside Director is entitled to certain grants of stock options and to purchase shares of Common Stock of the Company.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                                GRANT OF OPTION

SECTION 1.1 - GRANT OF OPTION

         Pursuant to the terms of the Plan, on the date hereof the Company irrevocably grants to the Outside Director the option to purchase any part or all of an aggregate of 25,000 shares of its Common Stock upon the terms and conditions set forth in this Agreement and the Plan.

SECTION 1.2 - PURCHASE PRICE

         The purchase price of the Common Stock covered by the Option shall be $_____ per share without commission or other charge.

                                   ARTICLE II

                       PERIOD OF EXERCISABILITY OF OPTION

SECTION 2.1 - COMMENCEMENT OF EXERCISABILITY

         (a) The Option shall become exercisable in three (3) cumulative installments as follows:

                 (i) The first installment shall consist of one-third of the shares covered by the Option and shall become exercisable on the first anniversary of the date hereof.

                 (ii) The second installment shall consist of one-third of the shares covered by the Option and shall become exercisable on the second anniversary of the date hereof.

                 (iii) The third installment shall consist of one-third of the shares covered by the Option and shall become exercisable on the third anniversary of the date hereof.

         (b) No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

SECTION 2.2 - DURATION OF EXERCISABILITY

         The installments provided for in Section 2.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 2.1 shall remain exercisable until it becomes unexercisable under Section 2.3.

SECTION 2.3 - EXPIRATION OF OPTION

         This Option may not be exercised to any extent by anyone after the first to occur of the following events:

         (a)     The expiration of fifteen years from the date hereof; or

         (b) The expiration of three months from the time of the Outside Director's Termination of Directorship unless such Termination of Directorship results from his death or his disability; or

         (c) The expiration of one year from the date of the Outside Director's Termination of Directorship by reason of his death or his disability; or

         (d) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Committee waives this provision in connection with such transaction. At least ten days prior to the effective date of such merger, consolidation acquisition, liquidation or dissolution, the Committee shall give the Outside Director notice of such event if the Option has then neither been fully exercised nor become unexercisable under this
Section 2.3.

                                  ARTICLE III

                              EXERCISE OF OPTIONS

SECTION 3.1 - PERSON ELIGIBLE TO EXERCISE

         During the lifetime of the Outside Director, only he may exercise an Option granted to him, or any portion thereof. After the death of the Outside Director, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 2.3, be exercised by his personal representative or by any person empowered to do so under the deceased Outside Director's will or under the then applicable laws of descent and distribution.

SECTION 3.2 - PARTIAL EXERCISE

         At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under
Section 2.3, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

SECTION 3.3 - MANNER OF EXERCISE

         An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 2.3:

         (a) Notice in writing signed by the Outside Director or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

         (b)     (i)      Full payment (in cash or by check) for the shares
                          with respect to which such Option or portion is thereby exercised; or

                 (ii) Subject to the Committee's consent, full payment by delivery to the Company of shares of Common Stock owned by the Outside Director duly endorsed for transfer to the Company by the Outside Director or other person then entitled to exercise such Option or portion, with a Fair Market Value equal to the Option price of shares with respect to which such Option or portion is thereby exercised; or

                 (iii) Any combination of the considerations provided for in the foregoing subsections (i) and (ii); and

         (c)     On or prior to the date the same is required to be withheld:

                 (i) Full payment (in cash or by check) of any amount that must be withheld by the Company for federal, state and/or local tax purposes; or

                 (ii) Subject to the Committee's consent, full payment by delivery to the Company of shares of Common Stock owned by the Outside Director duly endorsed for transfer to the Company by the Outside Director or other person then entitled to exercise such Option or portion with an aggregate Fair Market Value equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

                 (iii) Subject to the Committee's consent, full payment by retention by the Company of shares of Common Stock to be issued pursuant to such Option exercise with an aggregate Fair Market Value equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

                 (iv) Any combination of payments provided for in the foregoing subsections (i), (ii) or (iii);

provided that if and to the extent required by Rule 16b-3 promulgated under
Section 16 of the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), an election to make full payment by the means described in Sections 3.3(c)(ii) or 3.3(c)(iii) shall be made more than six months after grant of the Option and either (x) made and the Option exercised only during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (y) irrevocably made more than six months prior to the date the amount of tax to be withheld is determined in the case of Sections 3.3(c)(ii) and 3.3(c)(iii); and

         (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

         (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 3.1 by any person or persons other than the Outside Director, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

SECTION 3.4 - RIGHTS AS SHAREHOLDERS

         The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

                                   ARTICLE IV

                                OTHER PROVISIONS

SECTION 4.1 - ADMINISTRATION

         The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Outside Director, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Agreement.
In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

SECTION 4.2 - AGREEMENT SUBJECT TO TERMS OF PLAN

         This Agreement and the rights of the Outside Director hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. Any inconsistency between this Agreement and the Plan shall be resolved in favor of the Plan.

SECTION 4.3 - OPTION NOT TRANSFERABLE

         Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Outside Director or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 4.3 shall not prevent transfers by will or by the applicable laws of descent and distribution.


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

SECTION 4.4 - NOTICES

         Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Outside Director shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this
Section 4.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Outside Director shall, if the Outside Director is then deceased, be given to the Outside Director's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 4.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

SECTION 4.5 - TITLES

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

SECTION 4.6 - CONSTRUCTION

         This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware.

SECTION 4.7 - STOCKHOLDER APPROVAL

         The First Amendment to the Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the First Amendment to the Plan. No portion of this Option shall become exercisable prior to the time when the First Amendment to the Plan is approved by the stockholders, and if such approval has not been obtained at the end of such 12-month period, this Option shall thereupon be canceled and become null and void.

SECTION 4.8 - DEFINITIONS

         Capitalized terms not otherwise defined in this Agreement shall have the meaning specified in the Safeway Inc. Outside Director Equity Purchase Plan.

SECTION 4.9 - NO RIGHT TO CONTINUED MEMBERSHIP ON THE BOARD

         Nothing in this Agreement or in the Plan shall confer upon the Outside Director any right to continue in his capacity as a member of the Board of Directors of the Company or shall interfere with or restrict in any way the rights of the Company or its stockholders, which


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are hereby expressly reserved, to remove the Outside Director at any time for any reason whatsoever, with or without cause.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Date set forth above.

                                          SAFEWAY INC.



                                          By: ________________________________

ATTEST:



_________________________________



                                          ____________________________________
                                          Outside Director

                                          Address: ___________________________
                                                   ___________________________
                                                   ___________________________









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